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                                                                 Exhibit 10.1(c)


                            THIRD AMENDMENT TO LEASE
                            (8383 WILSHIRE BOULEVARD)


        THIS THIRD AMENDMENT TO LEASE ("THIRD AMENDMENT") is made and entered into as of the 30d' day of October, 2003, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("LANDLORD") and MATCHNET PLC, a public limited company organized and existing under the laws of England and qualified to do business in California ("TENANT").

                                R E C I T A L S:

        A. Landlord and Tenant entered into that certain Standard Office Lease dated as of September 1, 2000 (the "ORIGINAL LEASE"), as amended by that certain First Amendment to Lease dated as of September 5, 2000 (the "FIRST AMENDMENT"), as amended by that certain Second Amendment to Lease dated as of January 16, 2003 (the "SECOND AMENDMENT"), whereby Tenant leases certain office space in that certain building located and addressed at 8383 Wilshire Boulevard, Beverly Hills, California (the "BUILDING"). The Original Lease, as amended by the First Amendment and Second Amendment, is herein referred to, collectively, as the "LEASE".

        B. By this Third Amendment, Landlord and Tenant desire to expand Tenant's occupancy within the Building, and to otherwise modify the Lease as provided herein.

        C. Unless otherwise defined herein, capitalized terms as used herein shall have the meanings given thereto in the Lease.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

        1. Existing Premises. Landlord and Tenant hereby acknowledge that pursuant to the Lease, Landlord currently lease to Tenant that certain office space in the Building containing 12,711 rentable square feet located on the eighth (8th) floor of the Building and known as Suite 800 (the "EXISTING PREMISES"), as outlined on Exhibit "A" to the Second Amendment.

        2. Expansion Space. That certain space located on the eighth (8th) floor of the Building known as Suites 809 and 810 outlined on the floor plan attached hereto as Exhibit "A," shall be referred to herein, collectively, as the "EXPANSION SPACE." Landlord and Tenant hereby stipulate that the Expansion Space contains 12,244 rentable square feet. Tenant shall commence to pay charges pursuant to the Lease, as hereby amended, effective as of August 1, 2004 ("EXPANSION COMMENCEMENT DATE"). The addition of the Expansion Space to the Existing Premises shall, effective as of the Expansion Commencement Date, increase the number of rentable square feet leased by Tenant in the Building to a total of 24,955 rentable square feet. Effective as of the Expansion Commencement Date, all references to the "Premises" shall mean and refer to the Existing Premises as expanded by the Expansion Space.

        3. Term and Monthly Basic Rental for the Expansion Space. The Term for Tenant's lease of the Expansion Space ("EXPANSION SPACE TERM") shall commence on the Expansion Commencement Date and shall expire co-terminous with Tenant's lease of the Existing Premises on July 31, 2006. During the Expansion Space Term, Tenant shall pay in accordance with the provisions of this Section 3 and the applicable provisions of the Lease, Monthly Basic Rental for the Expansion Space as follows:




                                                                Initials: /s/ JS
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

                                                             MONTHLY BASIC RENTAL
                                                             PER RENTABLE SQUARE
             PERIOD                 MONTHLY BASIC RENTAL             FOOT
             ------                 --------------------     --------------------
August 1, 2004 - July 31, 2004           $21,427.00                 $1.75

August 1, 2005 - July 31, 2006           $22,039.20                 $1.80

        4. Tenant's Proportionate Share and Base Year. Notwithstanding anything to the contrary in the Lease, during the Expansion Space Term, (i) Tenant's Proportionate Share of any increase in Operating Costs for the Expansion Space only shall be 2.84%; and (ii) the Base Year for the Expansion Space only shall be the calendar year 2004.

        5. Condition of the Expansion Space. Tenant hereby agrees to accept the Expansion Space in its "as-is" condition and Tenant hereby acknowledges that Landlord shall not be obligated to provide or pay for any other work or services related to the improvement of the Expansion Space. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Expansion Space.

        6. Security Deposit. Tenant has previously deposited with Landlord Twenty-Seven Thousand Five Hundred Eighty-Two and 27/100 Dollars ($27,582.27) as a Security Deposit under the Lease. Concurrently with Tenant's execution of this Third Amendment, Tenant shall deposit with Landlord an additional Twenty-Two Thousand Thirty-Nine and 20/100 Dollars ($22,039.20), for a total Security Deposit under the Lease, as amended herein, of Forty-Nine Thousand Six Hundred Twenty-One and 47/100 Dollars ($49,621.47). Landlord shall continue to hold the Security Deposit, as increased herein, in accordance with the terms and conditions of Article 4 of the Original Lease.

        7. Parking. Effective as of the Expansion Commencement Date and continuing throughout the Expansion Space Term, Tenant shall have the right, but not the obligation, to rent from Landlord up to an additional thirty-six (36) unreserved parking passes for use in the Building's parking facility. Tenant's rental and use of such additional parking passes shall be in accordance with, and subject to, all provisions of Article 23 of the Original Lease including, without limitation, payment of the monthly parking rate specified therein. In addition, lines 1-3 of Paragraph 6 of the Second Amendment is hereby deleted in its entirety and replaced with the following: "Notwithstanding anything to the contrary contained in the Lease, Tenant shall rent thirty-eight (38) unreserved parking passes in the Building's parking facility during the Extended Term in accordance with and subject to the terms of Article 23 of the Lease...".

        8. Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Third Amendment. Each patty further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity who claims or alleges that they were retained or engaged by such party in connection with this Third Amendment.

        9. Defaults. Tenant hereby represents and warrants to Landlord that; as of the date of this Third Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

        10. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE, FOR DAMAGES FOR ANY BREACH UNDER THE LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE.

        11. No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall apply with respect to the Expansion Space and shall



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                                                                Initials: /s/ JS
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remain unmodified and in full force and effect. Effective as of the Expansion
Commencement Date, all references to the "Lease" shall refer to the Lease as amended by this Third Amendment.

        IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

                                    "LANDLORD":

                                    ARDEN REALTY .LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:  ARDEN REALTY, INC.,
                                         a Maryland corporation
                                         Its: Sole General Partner

                                         By: /s/  Robert C. Peddicord
                                             ----------------------------
                                             Its: Senior Vice President,
                                                  Leasing and Operations
                                                  -----------------------

                                    "TENANT":

                                    MATCHNET, PLC,
                                    a public limited company organized and
                                    existing under the laws of England and
                                    qualified to do business in California

                                    By:  /s/  Joe Shapira
                                         -----------------------------------
                                    Print Name: Joe Shapira
                                                ----------------------------
                                         Its:   CEO
                                                ----------------------------
                                    By:
                                         -----------------------------------
                                    Print Name:
                                                ----------------------------
                                         Its:
                                                ----------------------------




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                                                                Initials: /s/ JS
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



                                   EXHIBIT "A"

                           OUTLINE OF EXPANSION SPACE



                          [Diagram of Expansion Space]






                              EXHIBIT "A" -- Page 1
                                                                Initials:
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